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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2009

                         AMERIPRISE CERTIFICATE COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                      811-00002                41-6009975
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(State or other jurisdiction of   (Commission file Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)
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
52 Ameriprise Financial Center, Minneapolis, Minnesota                   55474
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(Address of principal executive offices)                              (Zip Code)
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(Registrant's telephone number, including area code) (612) 671-3131

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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On March 3, 2009, Ameriprise Certificate Company (the "Company") appointed Ross
P. Palacios as Principal Financial Officer. Mr. Palacios will be replacing Brian
McGrane.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                              AMERIPRISE CERTIFICATE COMPANY


DATE: March 4, 2009                     /s/ David K. Stewart
                                        ----------------------------------------
                                        David K. Stewart
                                        Vice President, Controller and
                                        Chief Accounting Officer